                                                                   EXHIBIT 99.1

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-01

             UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
             File for Each Month by the 15th of the Following Month

                         BUSINESS DEBTOR'S AFFIRMATIONS

AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM THAT THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST OF MY KNOWLEDGE AND
BELIEF:

1.  (A) YES  [X]     NO [  ]  All Post-petition business taxes are paid.

    (B) YES  [ ]     NO [  ]  All Post-petition individual taxes are paid.


         If no, the following taxes have not been paid since the filing of the petition:

         TYPE OF TAX                                      AMOUNT
                                                         $
         ----------------------------------------------   ----------------------
                                                         $
         ----------------------------------------------   ----------------------
                                                         $
         ----------------------------------------------   ----------------------
                                                         $
         ----------------------------------------------   ----------------------
                                                         $
         ----------------------------------------------   ----------------------

2.       YES [X]     NO [ ] Adequate insurance on all property including
                            fire, theft, liability, collision, casualty, and workman's compensation (if applicable) is currently in full force and effect.

         If no, enter:  TYPE ____________________________________not in force.

                        TYPE ____________________________________not in force.

3.       YES  [X]     NO  [ ]  New books and records were opened and are
                               being maintained daily.

4.       YES  [X]     NO  [ ]  New bank accounts were opened.

5.       YES  [X]     NO  [ ]  Bank accounts are reconciled.

6.       YES  [X]     NO  [ ]  I have otherwise complied with all
                               requirements of the Chapter 11 Operating Order.

7.       YES  [X]     NO  [ ]  All financial statements filed with the
                               Bankruptcy Clerk's office are prepared in accordance with generally accepted accounting principles.



I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

   PHONE NO. (256) 740-5100      /s/ William J. Neitzke
                               ------------------------------------------------
                               RESPONSIBLE PARTY
   DATE:  April 22, 2003

CHAPTER 11 OPERATING ORDER FORM                                BUSINESS BA-02

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                        Attach Business Forms BA-02(A-D)
             File for Each Month by the 15th of the Following Month

                                BUSINESS DEBTOR'S


CASH RECEIPTS & DISBURSEMENTS                                                INCOME STATEMENT
-----------------------------                                                ----------------
CASH ON HAND (Beginning) of month is the same
figure as Cash on Hand (End) of last month.                   1.   REVENUE FROM TOTAL
                                                                   SALES & LEASE PAYMENTS        $ 40,000.00
A.   CASH ON HAND                          $  326,657.98                                         -----------
                                           -------------      2.   LESS COST OF THOSE
B.   RECEIPTS:                                                     SALES                                  --
                                                                   (Cost of materials,           -----------
     Accounts Receivable from                                      Labor, etc)
     Form BA-02(A)-Line II(C)                         --
                                           -------------      3.   EQUALS GROSS
     Cash Sales & Lease Receipts               40,000.00           PROFIT (1 minus 2)              40,000.00
                                           -------------                                         -----------

     Sale of Property                       3,511,570.00      4.   LESS OPERATING
     (Not in ordinary course               -------------           EXPENSES                        60,983.02
       of business)                                                                              -----------
                                                              5.   EQUALS NET PROFIT
     Other                                                         OR LOSS FROM
     Deposits in Transit*                                          OPERATIONS
                                                                   (3 minus 4)                    (20,983.02)
C.   TOTAL RECEIPTS                         3,551,570.00                                        ------------
     (total of B)                          -------------      6.   NON-OPERATING
                                                                   INCOME/EXPENSES
D.   BUSINESS DISBURSEMENTS                                        (LIST SPECIFIC
     FROM FORM BA-02(B)                     3,660,757.63            INCOME/EXPENSES)
                                           -------------
E.   SURPLUS OR DEFICIT                      (109,187.63)          Personal Property Taxes         80,721.31
                  (C minus D)              -------------                                        ------------
                                                                   Professional fees              114,008.00
                                                                                                ------------
                                                                   Outside services                 6,000.00
                                                              7.                                ------------
F.   CASH ON HAND (End)                                            EQUALS NET PROFIT
                  (A plus E)               $  217,470.35           OR NET LOSS
                                           -------------           (5 plus or minus 6)          $(221,712.33)
                                                                                                ------------

*Deposits received in bank lock box but not credited to A/R until detail received in February.


    I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke
                                             -------------------------------
DATE:  April 22, 2003                        RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                 BUSINESS BA-02

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                        Attach Business Forms BA-02(A-D)
             File for Each Month by the 15th of the Following Month

                                BUSINESS DEBTOR'S


CASH RECEIPTS & DISBURSEMENTS

CASH ON HAND (Beginning) of month is the same figure as Cash on Hand (End) of last month.

PAYROLL ACCOUNT

    A.   CASH ON HAND                                $ 37,257.90
                                                     -----------
    B.   RECEIPTS:


         Deposits to Payroll Account                          --
                                                     -----------

         Cash Sales                                           --
                                                     -----------

         Sale of Property
         (Not in ordinary course
          of business)                                        --
                                                     -----------

         Other                                                --
                                     ---------       -----------

                                                              --
                                     ---------       -----------

    C.   TOTAL RECEIPTS
         (total of B)                                         --
                                     ---------       -----------

    D.   BUSINESS DISBURSEMENTS
         Payroll Checks Cleared                        37,229.02
                                                     -----------

    E.   SURPLUS OR DEFICIT
                      (C minus D)                     (37,229.02)
                                                     -----------


    F.   CASH ON HAND (End)
                      (A plus E)                     $     28.88
                                                     -----------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.




                                            /s/ William J. Neitzke
                                           ----------------------------
DATE: April 22, 2003                       RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02(A)

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                      BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE

I.    NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.          [X] (Check
                                                                 if true.)

II.   COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:

      A.   Amount collected this month on accounts
           receivable charged and paid this month.               $       --
                                                                 ----------
      B.   Amount collected this month on accounts
           receivable charged in prior months                    $       --
                                                                 ----------

      C.   TOTAL collected this month on accounts receivable     $       --
                                                                 ----------

III.  PENDING accounts receivable as of the end of this month. SEE ATTACHED
                                                               SCHEDULE.

  ENTITY      0-30 DAYS      31-60 DAYS    61-90 DAYS     OVER 90     TOTAL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOTALS      $   --         $      --      $     --      $    --       $   --
--------------------------------------------------------------------------------




I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                              /s/ William J. Neitzke
                                            ---------------------------------
DATE: April 22, 2003                        RESPONSIBLE PARTY
     ---------------------------

CHAPTER 11 OPERATING ORDER FORM                             BUSINESS BA-02(B)

          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS


ACCOUNTING                                                                $               --
                                                                          ------------------
ADVERTISING                                                                               --
                                                                          ------------------
AUTOMOBILES/VEHICLES (repairs & maintenance)                                              --
                                                                          ------------------
COMMISSIONS/CONTRACT LABOR                                                                --
                                                                          ------------------
INSURANCE (TOTAL)                                                         $               --
                                                                          ------------------
             AUTO                                    $          --
                                                     -------------
             LIABILITY                                          --
                                                     -------------
             LIFE                                               --
                                                     -------------
             MEDICAL                                            --
                                                     -------------
             CASUALTY                                           --
                                                     -------------
             FIRE & THEFT                                       --
                                                     -------------
             WORKMAN'S COMP                                     --
                                                     -------------
             OTHER                                              --
                                --------------       -------------
INTEREST PAID                                                             $               --
                                                                          ------------------
INVENTORY PURCHASED                                                                       --
                                                                          ------------------
LEGAL                                                                                     --
                                                                          ------------------
POSTAGE                                                                                   --
                                                                          ------------------
RENT/LEASE PAYMENTS ON REAL ESTATE                                                        --
                                                                          ------------------
REPAIRS & MAINTENANCE                                                                     --
                                                                          ------------------
SALARIES/WAGES PAID                                                                       --
                                                                          ------------------
SECURED LOAN PAYMENTS [ENTER FROM BA-02(C)]                                     3,399,045.30
                                                                          ------------------
SUPPLIES (TOTAL)                                                          $               --
                                                                          ------------------
             OFFICE                                  $             --
                                                     ----------------
             OPERATING                                             --
                                                     ----------------

TRAVEL & ENTERTAINMENT                                                    $               --
                                                                          ------------------
TAXES  [ENTER FROM BA-02(D)]                                                      121,221.87
                                                                          ------------------
UNSECURED LOAN PAYMENTS                                                                   --
                                                                          ------------------
UTILITIES (TOTAL)                                                         $        16,529.65
                                                                          ------------------
             ELECTRICITY                             $      16,529.65
                                                     ----------------
             GAS                                                   --
                                                     ----------------
             TELEPHONE                                             --
                                                     ----------------
             WATER                                                 --
                                                     ----------------
             OTHER              -------------                      --
                                                     ----------------
OTHER BUSINESS DISBURSEMENTS                                              $       123,960.81
                                                                          ------------------
             EMPLOYEE REIMBURSEMENTS                 $             --
                                                     ----------------
             GARNISHMENTS                            $       3,952.97
                                                     ----------------
             OUTSIDE SERVICES                        $       6,000.00
                                                     ----------------
             PROFESSIONAL SERVICES                   $     114,007.84
                                                     ----------------
             OTHER
                                                     ----------------
             BANKRUPTCY COURT FEES                   $             --
                                                     ----------------
             BUILDING SECURITY                       $             --
                                                     ----------------

TOTAL BUSINESS DISBURSEMENTS                                              $   3,660,757.63
                                                                          ----------------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                                           /s/ William J. Neitzke
                                         ---------------------------
DATE: April 22, 2003                     RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02(C)

                UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.  NO. 02-85553-JAC-11    MONTH ENDING 3/31/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS

[ ]  There are no secured debts.
     (Check if true.)

[ ]  No secured loan payments have been paid during this period.
     (Check if true.)

     List all secured creditors and their status below:



                                                             Payment          Payment           *Payments
                                                             Amount            Amount              in
CREDITOR              COLLATERAL              Date Paid        Due              Made             Arrears
--------              ----------              ---------      -------          -------            -------
AmSouth Bank      A/R, Inventory, M&E         3/5/2003       $               3,399,045.30
M-TIN, LLC           Real Estate

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

* Number of post-petition payments in arrears


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                                             /s/ William J. Neitzke
                                             --------------------------------
                                             RESPONSIBLE PARTY
Date:  April 22, 2003

CHAPTER 11 OPERATING ORDER FORM                            BUSINESS BA-02(D)

             UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                         BUSINESS DEBTOR'S TAX PAYMENTS

A.   WITHHELD TAXES FOR EACH PAYROLL PERIOD

                                                                 FICA 941
                                                         ---------------------------
               Payroll                 Payroll                              Amount                   State           Local
               Date                    Amount            Amount Due        Deposited                 Income          Income
               ----                    ------            ----------        ---------                 ------          ------
             2/22/2003                51,726.77          14,778.49        14,778.49                     --              --
             ---------                ---------          ---------        ---------                   ----           -----
                                             --                 --               --                     --              --
             ---------                ---------          ---------        ---------                   ----           -----
                                             --                 --               --                     --              --
             ---------                ---------          ---------        ---------                   ----           -----
                                             --                 --               --                     --              --
             ---------                ---------          ---------        ---------                   ----           -----
               Total                  51,726.77          14,778.49        14,778.49                     --              --

B.   UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD


                                                           FUTA 940
                                                   ----------------------------
              Payroll             Taxable                              Amount
               Date               Payroll          Amount Due        Deposited            State
              --------            -------          ----------        ---------            -----
                                    --                --                --                 --
                                    --                --                --                 --                --
                                    --                --                --                 --                --
                                    --                --                --                 --                --

               Total                --                --                --                 --                --

C.   OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
     INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)

                  DUE                                                PAID
--------------------------------------------     ----------------------------------------------------
   Date          Type                 Amount        Date             Type                      Amount
   ----          ----                 ------        ----             ----                      ------
3/3/2003       Sales & Use           1,171.87     3/3/2003       Sales & Use                   1,171.87
3/3/2003       AL State Unempl      12,256.70     3/3/2003       AL State Unempl              12,256.70
                                           --                                 --                     --
3/5/2003       Fed. 940 Qter         3,534.97     3/5/2003       Fed. 940 Qter                 3,534.97
3/5/2003       AL State W/H          8,758.53     3/5/2003       AL State W/H                  8,758.53
                                                                                                     --
               Limestone Cty        46,978.47                    Personal Property            46,978.47
               Lauderdale Cty       30,926.80                    Personal Property            30,926.80
               Colbert Cty           2,816.04                    Personal Property             2,816.04



               Total               106,443.38                                                106,443.38

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                             /s/ William J. Neitzke
                                             -------------------------------
DATE: April 22, 2003                         RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                 BUSINESS BA-03

           UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 3/31/03
                         Attach Business Form BA-03(A)
             File for Each Month by the 15th of the Following Month

                         BUSINESS DEBTOR'S BANK ACCOUNTS
             (All accounts must be listed whether dormant or active)

                                        Account No.             Statement                     Pre-petition
       Bank, Credit Union             (Check, Save,              Balance        Statement        Account
       S & L, Etc.                      CD, Etc.)                   $             Date           Y or N
     ------------------               -------------             ---------       ---------     ------------
     AmSouth Bank                      0010012710                       --       3/31/2003             Y
     AmSouth Bank                      0033761132                17,470.35       3/31/2003             N
     AmSouth Bank                      0033761175               200,000.00       3/31/2003             N
     AmSouth Bank                      0087083027                    28.88       3/31/2003             Y

                                  GROSS PAYROLL
                  (Wages, Salaries, Commissions, Bonuses, Etc.)

     Officer #1 (Name)                                                         Amount:  $             --
                          -------------------------------                               ----------------
     Officer #2 (Name)                                                                  $             --
                          -------------------------------                               ----------------
     Other Office (Name)                                                                $             --
                          -------------------------------                               ----------------
     Employees (Number)                                                                 $             --
                          -------------------------------                               ----------------
     Employees (Relatives)                                                              $             --
                          -------------------------------                               ----------------
     Name                                                                               $             --
                          -------------------------------                               ----------------
     Name                                                                               $             --
                          -------------------------------                               ----------------

                  INVENTORY (IF APPLICABLE)

                                                                                          --------------
     Inventory - Beginning of Month (COST)                                                $ 3,231,335.94
                                                                ---------------           --------------


     Inventory - Purchased this Month - CASH                    $
                                                                ---------------
     Inventory - Purchased this Month - CREDIT                  $
                                                                ---------------
     Inventory - Sold this Month                                $ (3,231,335.94)
                                                                ---------------
     Inventory - End of Month (COST)                                                      $           --
                                                                                          --------------


                 PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS

         [X]   A. No payments on pre-petition debts have been made this
                  month.

         [ ]   B. The following payments have been made this month to
                  unsecured creditors whose debts were incurred prior to the filing of this case.


    Creditor             Amount                Date                 Reason
    --------             ------                ----                 ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



    I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                            /s/ William J. Neitzke
                                            --------------------------------
DATE: April 22, 2003                        RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-03(A)

           UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11   MONTH ENDING 3/31/03
                          Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month

                BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE

                                  CHECK A or B

[ ]  A.  All operating expenses since the beginning of this case have been paid.
         Therefore, there are no post-petition accounts payable.

[X]  B.  Post-petition accounts payable are:

                                                     0 - 30           31 - 60        61 - 90        OVER 90
           ENTITY OWED                                DAYS             DAYS            DAYS           DAYS           TOTAL
           ------------                            ----------        ---------       --------       --------         -----
    BOWNE OF ATLANTA                                 3,000.00                                                        3,000.00
    CT CORP                                            760.00                                                          760.00
    BUSINESS WIRE                                      600.00                                                          600.00
    ADT SECURITY SYSTEMS INC                                             327.00                                        327.00
    PRUDENTIAL                                                            67.00                                         67.00
    COMPETITIVE WASTE                                  200.00                                                          200.00
    BELLSOUTH/AT&T                                                    40,000.00                                     40,000.00
    FEDERAL EXPRESS                                                   10,000.00                                     10,000.00
    SHEFFIELD POWER WATER & GAS                                        6,000.00                                      6,000.00
    ATHENS UTILITIES                                                  84,000.00                                     84,000.00
    SAFETY KLEEN                                                       6,215.00                                      6,215.00
    ALARM CONSULTANTS                                  300.00                                                          300.00
    BRADLEY ARANT                                  175,000.00                                                      175,000.00
    UNSECURED ATTORNEY                              25,000.00                                                       25,000.00












     TOTALS                                      $ 204,860.00      $ 146,609.00         $    --       $   --     $ 351,469.00


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                      /s/ William J. Neitzke
                                                      -------------------------
DATE:  April 22, 2003                                 RESPONSIBLE PARTY